UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  November 20, 2007
                                                      ------------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                      001-31715             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                      1701 38th Ave. West, Spencer, Iowa 51301
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191

                                                      --------------





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ITEM 8.01.  OTHER EVENTS.

On November 20, 2007, the registrant issued a press release titled "Cycle Country Accessories Corp Announces Earnings Exceeding Previous Guidance". The text of this press release can be reviewed in its entirety under the attached Exhibit 99.27.




ITEM 9.01 EXHIBITS


99.26     Press Release dated November 20, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

                                     Date   November 20, 2007
                                     ------------------------------
                                     By: /s/ Randy J. Kempf
                                         --------------------------
                                             Randy J. Kempf
                                             Principal Executive Officer
                                             and President






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